Exhibit 10.1

Execution Version

TENTH AMENDMENT

THIS TENTH AMENDMENT (this “Amendment”) is dated as of January 8, 2016, among PENN VIRGINIA HOLDING CORP. (the “Borrower”), PENN VIRGINIA CORPORATION (the “Parent”), the other Credit Parties party hereto, the lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Parent, the Borrower, the lenders party thereto and the Administrative Agent entered into the Credit Agreement dated as of September 28, 2012, as heretofore amended (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Majority Lenders make certain amendments to the Credit Agreement as set forth herein and subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

Section 1.        Defined Terms. Except as may otherwise be provided herein, all capitalized terms that are defined in the Credit Agreement shall have the same meanings herein as therein defined, all of such terms and their definitions being incorporated herein by reference.

Section 2.        Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)        Section 4.02(a) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“(a) The representations and warranties of the Parent, the Borrower and the Guarantors set forth in this Agreement and in the other Loan Documents shall be true and correct in all material respects, or, to the extent that a particular representation or warranty is qualified as to materiality, such representation or warranty shall be true and correct, in each case, on and as of the date of such Borrowing (other than as provided in the proviso at the end of this clause (a)) or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, such representations and warranties shall continue to be true and correct as of such specified earlier date; provided that, solely as to a Borrowing which consists solely of the conversion or continuation of an outstanding Loan from one Type of Loan into another Type of Loan, the representation or warranty set forth in Section 3.24 above shall be excluded from the requirements of this clause (a);”

(b)        Section 5.13 of the Credit Agreement is hereby amended by replacing each reference to “80%” found therein with a reference to “100% (or such lesser percentage that the Administrative Agent in its sole discretion may accept given the associated costs, but in any event, not less than 90%)”.

Section 3.        Conditions of Effectiveness. This Amendment will become effective on the date on which each of the following conditions precedent are satisfied or waived (the “Amendment Effective Date”):

(a)        The Parent, the Borrower, each other Credit Party and Lenders comprising at least the Majority Lenders shall have delivered to the Administrative Agent duly executed counterparts of this Amendment.

(b)        The Borrower shall have made payment of all fees and expenses then due and payable under the Credit Agreement, including any fees and expenses then due and payable in connection with this Amendment pursuant to Section 9.03 of the Credit Agreement, in the case of expenses to the extent invoiced at least one Business Day prior to the Amendment Effective Date (except as otherwise reasonably agreed by the Borrower).

(c)        The Borrower shall have delivered to the Administrative Agent (or its counsel), executed and notarized supplements to existing Mortgages or new Mortgages, each in form and substance satisfactory to the Administrative Agent and encumbering all of the Borrower’s and its Restricted Subsidiaries’ proved Oil and Gas Properties located in the State of Texas and in the State of Oklahoma.

Section 4.        Representations and Warranties; Agreements.

(a)        On the Amendment Effective Date, each of the Parent and the Borrower represents and warrants to the Administrative Agent and each of the Lenders that:

(i)        Each Credit Party (i) is validly existing and (ii) has the power and authority to execute and deliver this Amendment and perform its obligations under this Amendment and the Loan Documents to which it is a party as amended hereby.

(ii)        The execution and delivery by the Credit Parties of this Amendment, and the performance of this Amendment and the Credit Agreement as amended hereby, have been duly authorized by all necessary corporate action, and this Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of such Credit Party, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(iii)        Neither the execution and delivery of this Amendment, nor compliance with the terms and provisions hereof or thereof, will conflict with or result in a breach of, or require any consent that has not been obtained as of the Amendment Effective Date, the respective Organizational Documents of any Credit Party, any Governmental Requirement, any Unsecured Notes Document, any Permitted Second Lien Loan Document (if any) or any other material agreement or instrument to which any Credit Party is a party or by which it is bound or to which it or its Properties are subject.

(iv)        Before and after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Loan Documents are true and correct in all material respects, or, to the extent that a particular representation or warranty is qualified as to materiality, such representation or warranty is true and correct, in each case, on and as of the date Amendment Effective Date (other the representation or warranty in Section 3.24 of the Credit Agreement), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of Amendment

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Effective Date, such representations and warranties continue to be true and correct as of such specified earlier date.

(v)        Before and after giving effect to this Agreement, no Default has occurred and is continuing.

(vi)        The Liens purported to be created under the Collateral Documents are valid and subsisting and secure the Secured Obligations as provided therein.

(b)        The Parent and the Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and the Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.

Section 5.        Continuing Effectiveness. Except as specifically set forth in this Amendment, the Credit Agreement and the other Loan Documents are not amended, modified or affected hereby. Each Credit Party hereby ratifies and confirms that (i) except as specifically set forth in this Amendment, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement and each other Loan Document remain in full force and effect and (ii) the Collateral is unimpaired by this Amendment. Upon the Amendment Effective Date and thereafter, (x) each reference in the Credit Agreement to “this Amendment,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, and (y) each reference to the “Credit Agreement” in any other Loan Document, as applicable, shall be a reference to the Credit Agreement as so amended, restated, supplemented or otherwise modified from time to time.

Section 6.        Counterparts. This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or via other electronic means shall be effective as delivery of manually executed counterpart of this Amendment.

Section 7.        No Waiver. Each of the Parent and the Borrower hereby agrees that no Default has been waived or remedied by the execution of this Amendment by the Administrative Agent, any Issuing Bank or any Lender, and any such Default heretofore arising and currently continuing shall continue after the execution and delivery hereof. Nothing contained in this Amendment nor any past indulgence by the Administrative Agent, any Issuing Bank or any Lender, nor any other action or inaction on behalf of the Administrative Agent, any Issuing Bank or any Lender shall constitute or be deemed to constitute an election of rights or remedies by the Administrative Agent, any Issuing Bank or any Lender or an relinquishment of any rights or remedies. The Administrative Agent, each Issuing Lender and each Lender hereby expressly reserve all of their rights, remedies and claims under the Loan Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of the rights of the Administrative Agent, any Issuing Bank or any Lender to collect the full amounts owing to them under the Loan Documents.

Section 8.        Loan Document. This Amendment is a Loan Document.

Section 9.        Incorporation by Reference. Sections 1.03, 9.03(a), 9.07, 9.09, 9.10, 9.11, 9.15 of the Credit Agreement are incorporated herein, mutatis mutandis.

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Section 10.        Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under its applicable Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all the Guaranteed Obligations (as defined in such Guaranty), as such Guaranteed Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by such Guarantor under such Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 11.        RELEASE. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Credit Party hereby, for itself and its successors and assigns, fully and without reserve, releases and forever discharges each of the Administrative Agent, each Issuing Bank, each Lender and each of the foregoing’s respective successors and assigns, officers, directors, employees, representatives, trustees, attorneys, agents, affiliates and other Related Parties (collectively the “Released Parties” and individually a “Released Party”) from any and all actions, claims, demands, causes of action, judgments, executions, suits, debts, liabilities, costs, damages, expenses or other obligations of any kind and nature whatsoever, direct and/or indirect, at law or in equity, whether now existing or hereafter asserted (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY), for or because of any matters or things occurring, existing or actions done, omitted to be done, or suffered to be done by any of the Released Parties, in each case, on or prior to the date hereof and are in any way directly or indirectly arising out of or in any way connected to any of this Amendment, the Credit Agreement, any other Loan Document, or any of the transactions contemplated hereby or thereby (collectively, the “Released Matters”). Each Credit Party, by execution hereof, hereby acknowledges and agrees that the agreements in this Section 11 are intended to cover and be in full satisfaction for all or any alleged injuries or damages arising in connection with the Released Matters herein compromised and settled.

Section 12.        NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY PARENT, BORROWER, ANY OTHER CREDIT PARTY, THE ADMINISTRATIVE AGENT, ANY ISSUING BANK AND/OR LENDERS REPRESENT THE FINAL AGREEMENT REGARDING THE MATTERS HEREIN BETWEEN SUCH PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent and a Lender

By:	/S/ BRYAN MCDAVID
Name: Bryan McDavid Title: Director

Signature Page to Tenth Amendment

ROYAL BANK OF CANADA, as a Lender

By:
Name: Title:

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BANK OF AMERICA, N.A., as a Lender

By:
Name: Title:

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SCOTIABANC INC., as a Lender

By:	/S/ J. F. TODD
Name: J. F. Todd Title: Managing Director

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CREDIT SUISSE AG, Cayman Islands Branch, as a Lender

By:
Name: Title:

By:
Name: Title:

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BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/S/ JAMES GIORDANO
Name: James Giordano Title: Sr. Vice President

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BARCLAYS BANK, PLC, as a Lender

By:
Name: Title:

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COMERICA BANK, as a Lender

By:	/S/ BRANDON M. WHITE
Name: Brandon M. White Title: Vice President

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SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/S/ MAX SONNONSTINE
Name: Max Sonnonstine Title: Director

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CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:
Name: Title:

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SUNTRUST BANK, as a Lender

By:	/S/ CHULLEY BOGLE
Name: Chulley Bogle Title: Vice President

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SANTANDER BANK, N.A., as a Lender

By:	/S/ DAVID O’DRISCOLL
Name: David O’Driscoll Title: Senior Vice President

By:	/S/ INIGO IPARRAGUIRRE SAENZ
Name: Inigo Iparraguirre Saenz Title: Senior Vice President

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PENN VIRGINIA HOLDING CORP., as the Borrower

By:	/S/ STEVEN A. HARTMAN
Name: Steven A. Hartman Title: Senior Vice President and Chief Financial Officer

PENN VIRGINIA CORPORATION, as the Parent

By:	/S/ STEVEN A. HARTMAN
Name: Steven A. Hartman Title: Senior Vice President and Chief Financial Officer

Solely with respect to Sections 6 through 12:

PENN VIRGINIA OIL & GAS CORPORATION, a Virginia corporation

By:	/S/ STEVEN A. HARTMAN
Name: Steven A. Hartman Title: Senior Vice President and Chief Financial Officer

PENN VIRGINIA OIL & GAS GP LLC, a Delaware limited liability company

By:	/S/ STEVEN A. HARTMAN
Name: Steven A. Hartman Title: Senior Vice President and Chief Financial Officer

PENN VIRGINIA OIL & GAS LP LLC, a Delaware limited liability company

By:	/S/ STEVEN A. HARTMAN
Name: Steven A. Hartman Title: Senior Vice President and Chief Financial Officer

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PENN VIRGINIA OIL & GAS, L.P., a Texas limited partnership

By: Penn Virginia Oil & Gas GP LLC, its general partner

By:	/S/ STEVEN A. HARTMAN
Name: Steven A. Hartman Title: Senior Vice President and Chief Financial Officer

PENN VIRGINIA MC CORPORATION, a Delaware corporation

By:	/S/ STEVEN A. HARTMAN
Name: Steven A. Hartman Title: Senior Vice President and Chief Financial Officer

PENN VIRGINIA MC ENERGY L.L.C., a Delaware limited liability company

By:	/S/ STEVEN A. HARTMAN
Name: Steven A. Hartman Title: Senior Vice President and Chief Financial Officer

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PENN VIRGINIA MC OPERATING COMPANY L.L.C., a Delaware limited liability company

By:	/S/ STEVEN A. HARTMAN
Name: Steven A. Hartman Title: Senior Vice President and Chief Financial Officer

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